UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2015

Cardica, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51772 (Commission File Number)	94-3287832 (IRS Employer Identification No.)

900 Saginaw Drive, Redwood City, CA (Address of Principal Executive Offices)	94063 (Zip Code)

Registrant’s telephone number, including area code: (650) 364-9975

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 22, 2015, Cardica submitted a Traditional 510(k) Premarket Notification to the US Food & Drug Administration to expand the indications for use for the MicroCutter XCHANGE® 30 to include vascular structures.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardica, Inc. (Registrant)

Date: April 22, 2015	/s/ Robert Y. Newell
Robert Y. Newell, Chief Financial Officer